                                                                   EXHIBIT 3(i)


                          [THE STATE OF TEXAS LOGO]
                              SECRETARY OF STATE

                         CERTIFICATE OF INCORPORATION
                                       OF
                               "ZEROS" USA, INC.
                           CHARTER NUMBER 1421711-00

The undersigned, as Secretary of State of Texas, hereby certifies that the attached Articles of Incorporation for the above named corporation have been received in this office and are found to conform to law.

ACCORDINGLY, the undersigned, as Secretary of State, and by virtue of the authority vested in the Secretary by law, hereby issues this Certificate of Incorporation.

Issuance of this Certificate of Incorporation does not authorize the use of a corporate name in this state in violation of the rights of another under the federal Trademark Act of 1946, the Texas trademark law, the Assumed Business or Professional Name Act, or the common law.

Dated:          November 12, 1996
Effective:      November 12, 1996


[THE STATE OF TEXAS SEAL]                     /s/ ANTONIO O. GARZA, JR.
                                       ---------------------------------------
                                                Antonio O. Garza, Jr.       BW
                                                 Secretary of State

                                                   ---------------------------
                                                              FILED
                                                       in the Office of the
                                                   Secretary of State of Texas

                                                           NOV 12 1996

                                                      Corporations Section
                                                   ---------------------------

===============================================================================

                           ARTICLES OF INCORPORATION
                                       OF
                               "ZEROS" USA, inc.
                             (A Close Corporation)

===============================================================================

                                  ARTICLE ONE

         The name of the Corporation is " ZEROS" USA, inc.

                                  ARTICLE TWO

         The period of its duration is perpetual.

                                 ARTICLE THREE

         The purpose for which the Corporation is organized is the transaction of any and all lawful business for which a corporation may be incorporated under the Texas Business Corporation Act.

                                  ARTICLE FOUR

         The aggregate number of shares which the Corporation shall have authority to issue is One Million (1,000,000). The shares shall have no par value.

                                  ARTICLE FIVE

         The Corporation will not commence business until it has received for the issuance of its shares consideration of the value of $1,000.00, consisting of money, labor done or property actually received.

         ------------------------------------------------------------
                          ARTICLES OF INCORPORATION OF
                           "ZEROS" USA, inc., PAGE 1

                                  ARTICLE SIX

         The street address of its initial Registered Office, and the name of its initial Registered Agent at this address, is as follows:

                                  Steve Clark
                                  1730 Hillcrest
                                  Baytown, Texas 77520

                                 ARTICLE SEVEN

         The number of initial Directors is one. The name and address of the initial director is:

                                  Steve Clark
                                  1730 Hillcrest
                                  Baytown, Texas 77520

                                 ARTICLE EIGHT

         This Corporation is a close corporation.

                                  ARTICLE NINE

         The name and address of the Incorporator is:

                                  Marilyn S. Hershman
                                  408 W.17th Street, Suite 101
                                  Austin, Texas 78701-1207
                                  (512) 474-2002

         IN WITNESS WHEREOF: I have hereunto set my hand this 12th day of November, 1996.


                                        /s/ MARILYN S. HERSHMAN
                                        --------------------------------------
                                        Marilyn S. Hershman, Incorporator



         ------------------------------------------------------------
                          ARTICLES OF INCORPORATION OF
                           "ZEROS" USA, inc., PAGE 2

                          [THE STATE OF TEXAS LOGO]
                              SECRETARY OF STATE

                           CERTIFICATE OF CORRECTION
                                       OF

                                ZEROS USA, INC.
                              CHARTER NO.1421711-0

The undersigned, as Secretary of State of Texas, hereby certifies that the attached Articles of Correction, duly executed pursuant to the provisions of the Texas Miscellaneous Corporation Laws Act, have been received in this office and are found to conform to law.

ACCORDINGLY the undersigned, as Secretary of State, and by virtue of the authority vested in the Secretary by law, hereby issues this Certificate of Correction and attaches hereto a copy of the Articles of Correction.

Dated:           August 1, 1997


[THE STATE OF TEXAS SEAL]                     /s/ ANTONIO O. GARZA, JR.    pac
                                       ---------------------------------------
                                                Antonio O. Garza, Jr.
                                                 Secretary of State

                                                   ---------------------------
                                                              FILED
                                                       in the Office of the
                                                   Secretary of State of Texas

                                                           AUG 01 1997

                                                      Corporations Section
                                                   ---------------------------

===============================================================================

                             ARTICLES OF CORRECTION

===============================================================================

                                  ARTICLE ONE

         The name of the entity is "Zeros" USA, inc.


                                  ARTICLE TWO

         The document to be corrected is the Articles of Incorporation, which was filed in the Office of the Secretary of State on November 12, 1996.

                                 ARTICLE THREE

         Article Eight of the Articles of Incorporation erroneously stated "This corporation is a close corporation."

                       Article Eight should be omitted.

                     DATED this 1st day of August, 1997.

                                       by /s/ MARILYN S. HERSHMAN
                                          ------------------------------------
                                          Marilyn S. Hershman
                                          Acting Assistant Secretary

                           [THE STATE OF TEXAS SEAL]

                              THE STATE OF TEXAS

                              SECRETARY OF STATE

                                 MAY 14, 1997

JESSE BLANCO, JR.
P.O. BOX 680305
SAN ANTONIO, TX 78268

RE:
"ZEROS" USA, INC.

CHARTER NUMBER 01421711-00


IT HAS BEEN OUR PLEASURE TO APPROVE AND PLACE ON RECORD YOUR ARTICLES OF AMENDMENT.

THE APPROPRIATE EVIDENCE IS ATTACHED FOR YOUR FILES AND THE ORIGINAL HAS BEEN FILED IN THIS OFFICE.

PAYMENT OF THE FILING FEE IS ACKNOWLEDGED BY THIS LETTER.

IF WE CAN BE OF FURTHER SERVICE AT ANY TIME, PLEASE LET US KNOW.



                                     /s/ ANTONIO O. GARZA
[STATE OF TEXAS SEAL]                -----------------------------------------
                                     Antonio O. Garza, Jr., Secretary of State

                           [THE STATE OF TEXAS SEAL]

                               THE STATE OF TEXAS

                               SECRETARY OF STATE

                            CERTIFICATE OF AMENDMENT

                                      FOR

                                  "ZEROS" USA,
                            CHARTER NUMBER, 01421711

         THE UNDERSIGNED, AS SECRETARY OF STATE OF THE STATE OF TEXAS, HEREBY CERTIFIES THAT THE ATTACHED ARTICLES OF AMENDMENT FOR THE ABOVE NAMED ENTITY HAVE BEEN RECEIVED IN THIS OFFICE AND ARE FOUND TO CONFORM TO LAW.

         ACCORDINGLY THE UNDERSIGNED, AS SECRETARY OF STATE, AND BY VIRTUE OF THE AUTHORITY VESTED IN THE SECRETARY BY LAW, HEREBY ISSUES THIS CERTIFICATE OF AMENDMENT.

DATED MAY 7, 1997

EFFECTIVE MAY 7, 1997



                                        /s/ ANTONIO O. GARZA
[SEAL]                                  -------------------------------------
                                        Antonio O. Garza, Secretary of State

                                                     ---------------------------
                                                        IN THE OFFICE OF THE
                                                     SECRETARY OF STATE OF TEXAS

                                                             MAY 07 1997

                                                         CORPORATIONS SECTION
                                                     ---------------------------


                             ARTICLES OF AMENDMENT
                                     TO THE
                           ARTICLES OF INCORPORATION


Pursuant to the provisions of article 4.04 of the Texas Business Corporation Act, the undersigned corporation adopts the following articles of amendment to its articles of incorporation:

                                  ARTICLE ONE

The name of the corporation is ZEROS USA, Inc.

                                  ARTICLE TWO

The following amendment to the articles of incorporation was adopted by the board of directors of the corporation on May 2, 1997.

The amendment alters or changes article 4 of the original articles of incorporation and the full text of the provision altered is as follows:

THE NUMBER OF AUTHORIZED SHARES SHALL BE 20 MILLION, WITH A PAR VALUE OF $0.01 PER SHARE.


                                 ARTICLE THREE

No shares have been issued.


Dated May 2, 1997

                                        ZEROS USA, Inc.


                                        /s/ JESSE BLANCO, JR.
                                        --------------------------------
                                        By: Jesse Blanco, Jr., Secretary

                                                           SECRETARY OF STATE
                                                                RECEIVED

                                                            97 JUN 30 PM 1:26

                                                           CORPORATIONS SECTION


                             ARTICLES OF AMENDMENT
                                     TO THE
                           ARTICLES OF INCORPORATION


Pursuant to the provisions of article 4.04 of the Texas Business Corporation Act, the undersigned corporation adopts the following articles of amendment to its articles of incorporation:

                                  ARTICLE ONE

The name of the corporation is ZEROS USA, Inc.

                                  ARTICLE TWO

The following amendment to the articles of incorporation was adopted by the board of directors of the corporation on March 10, 1997.

The amendment alters or changes article 4 of the original articles of incorporation and the full text of the provision altered is as follows:

THE NUMBER OF AUTHORIZED SHARES SHALL BE 20 MILLION, WITH A PAR VALUE OF $0.01 PER SHARE.


                                 ARTICLE THREE

The number of shares of common stock of the corporation outstanding/authorized at the time of such adoption was 10,000,000; and the number of shares entitled to vote thereon was 10.000,000.

                                  ARTICLE FOUR

The holders of all of the shares outstanding and entitled to vote on said amendment have signed a consent in writing pursuant to Article 9.10 adopting said amendment and any written notice required by Article 9.10 has been given.

Dated June 24, 1997

                                        ZEROS USA, Inc.


                                        /s/ JESSE BLANCO, JR.
                                        --------------------------------
                                        By: Jesse Blanco, Jr., Secretary

                                                           SECRETARY OF STATE
                                                                RECEIVED

                                                            97 JUN 30 PM 1:26

                                                           CORPORATIONS SECTION

                               ARTICLES OF MERGER
                                       OF
                                ZEROS USA, INC.
                            (SUBSIDIARY CORPORATION)
                                      INTO
                               "ZEROS" USA, INC.
                              (PARENT CORPORATION)

         Pursuant to the provisions of Article 5.16 of the Texas Business Corporation Act, "ZEROS" USA, inc., the Parent Corporation, a corporation organized under the laws of the state of Texas, and owning at least ninety percent of the shares of ZEROS USA, inc., the Subsidiary Corporation, a corporation organized under the laws of the state of Utah, hereby execute the following articles of merger:

1. Attached as Exhibit "A," is a copy of the resolution of the Board of Directors of "ZEROS" USA, inc., the Parent Corporation, adopted on March 10, 1997.

2. The number of outstanding shares of each class of the subsidiary corporation and the number of shares of each class owned by the surviving corporation is.

                          Number of Shares         Number of Shares          Number of Shares
         Class            Authorized               Outstanding               Owned by Parent
         -----            ----------------         ----------------          ----------------
         Common           20,000,000               11,490,000                100%
                          .001 Par Value

         Preferred        10,000,000               -0-                       1005
                          $5.00 Stated Value

Dated June 30, 1997

                                        ZEROS USA. Inc.

                                        /s/ JESSE BLANCO, JR.
                                        ------------------------------------
                                        By: Jesse Blanco, Jr., Secretary

                                   RESOLUTION

         The Board of Directors of ZEROS USA, Inc., a corporation organized under the laws of the State of Texas, resolves as follows:

         To approve the merger of ZEROS USA, Inc., a corporation organized under the laws of the State of Utah, into ZEROS USA, Inc., the Texas corporation;

         That the Texas corporation will issue one share of its common stock to each shareholder of record on the date of the merger for each share of stock of the Utah corporation;

         That the Texas corporation, will assume all the assets and liabilities of the Utah corporation, and;

         That the Texas corporation will accept 10 million shares of preferred stock authorized from the Utah corporation for capitalization purposes in the assumption of all assets and liabilities.

         This will become effective upon the approval of the Shareholders and the Board of Directors of ZEROS USA, Inc., the Utah corporation.

March 10, 1997

                                        ZEROS USA, Inc.


                                        /s/ JESSE BLANCO
                                        -----------------------------
                                        By Jesse Blanco, Secretary

                                     FILED
                              in the Office of the
                          Secretary of State of Texas
                                  AUG 05 1997
                              Corporation Section


OFFICE OF THE                     (SEAL)                  CORPORATIONS SECTION
SECRETARY OF STATE                                              P.O. Box 13697
                                                      Austin, Texas 78711-3697


                       ARTICLES/CERTIFICATE OF CORRECTION

This correction is submitted pursuant to article 1302-7.01, Texas Miscellaneous Corporation Laws Act for a corporation or limited liability company, or pursuant to section 2.13, Texas Revised Limited Partnership Act for a limited partnership, to correct a document which is an inaccurate record of the entity action, contains an inaccurate or erroneous statement, or was defectively or erroneously executed, sealed, acknowledged or verified.

                                  ARTICLE ONE

The name of the entity is ZEROS USA, INC.

                                  ARTICLE TWO

The document to be corrected is the ARTICLES OF MERGER which was filed in the Office of the Secretary of State on the 30th day of June, 1997.

                                 ARTICLE THREE

The inaccuracy, error, or defect to be corrected is:

Paragraph #2 of the document is incorrect under Preferred.

                                  ARTICLE FOUR

As corrected, the inaccurate, erroneous, or defective portion of the document reads as follows:

Paragraph #2 of the document under preferred should indicate 20 million at a par value of .001.

                            By: /s/ SUSAN SMITH
                                -----------------------------
                                Susan Smith

                            Its Assistant Secretary
                                An Authorized Corporate Officer or Director or Limited Liability Company Member or Manager or Limited Partnership General Partner

                                     FILED
                              in the Office of the
                          Secretary of State of Texas
                                  AUG 05 1997
                              Corporation Section


OFFICE OF THE                     (SEAL)                  CORPORATIONS SECTION
SECRETARY OF STATE                                              P.O. Box 13697
                                                      Austin, Texas 78711-3697


                       ARTICLES/CERTIFICATE OF CORRECTION

This correction is submitted pursuant to article 1302-7.01, Texas Miscellaneous Corporation Laws Act for a corporation or limited liability company, or pursuant to section 2.13, Texas Revised Limited Partnership Act for a limited partnership, to correct a document which is an inaccurate record of the entity action, contains an inaccurate or erroneous statement, or was defectively or erroneously executed, sealed, acknowledged or verified.

                                  ARTICLE ONE

The name of the entity is ZEROS USA, INC.

                                  ARTICLE TWO

The document to be corrected is the Articles of Amendment to the Articles of Incorporation which was filed in the Office of the Secretary of State on the 30th day of June, 1997.

                                 ARTICLE THREE

The inaccuracy, error, or defect to be corrected is:

The following was left off in error under ARTICLE TWO of the Articles of Amendment to the Articles of Incorporation.

                                  ARTICLE FOUR

As corrected, the inaccurate, erroneous, or defective portion of the document reads as follows:

Please refer to the attached Exhibit A.

                            By: /s/ SUSAN SMITH
                                -----------------------------
                                Susan Smith

                            Its Assistant Secretary
                                An Authorized Corporate Officer or Director or Limited Liability Company Member or Manager or Limited Partnership General Partner

                       ARTICLES/CERTIFICATE OF CORRECTION

                                  ARTICLE FOUR

As corrected, the inaccurate, erroneous, or defective portion of the document reads as follows:

         There are a total of 20 million shares of Preferred stock authorized, divided into two classes as follows:

         1. 11,500,000 shares of Golden Preferred as a voting stock having a par value of $0.001 and a stated value of $3.00 per share with a 6% per annum per share dividend.

         2. 8,500,000 shares of Preferred Stock as a non voting stock having a par value of $0.001 and a stated value of $5.00 per share with a 6% per annum per share dividend.




                                   EXHIBIT A